SCUDDER
                                                                     INVESTMENTS


Scudder-Dreman High Return Equity Fund

Institutional Class


Supplement to Prospectus Dated August 19, 2002

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The following replaces the fee and expense information shown for the fund under
How Much Investors Pay:

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

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Fee Table
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Shareholder Fees, paid directly from your investment                      None
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Annual Operating Expenses, deducted from fund assets
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Management Fee                                                           0.70%
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Distribution/Service (12b-1) Fee                                          None
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Other Expenses*                                                           0.30
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Total Annual Operating Expenses*                                          1.00
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*  Restated to reflect maximum annual estimated costs. Through September 30,
   2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.30% for the Institutional Class shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by this class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% for the Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. Due to this waiver, Total Annual Operating Expenses are not expected to increase as a result of the termination of the Agreement.

Based on the costs above, this example helps you compare this fund's Institutional Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

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Example                    1 Year        3 Years        5 Years       10 Years
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Institutional Class          $102           $318           $552        $1,225
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February 21, 2003